Virtus Equity Trust

Supplement dated October 18, 2012 to the Statutory Prospectuses dated July 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

The disclosure under “Account Reinstatement Privilege” on page 78 of the statutory prospectus is hereby amended and replaced with the following:

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/ReinstatementPrivilege (10/2012)